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                                                                   EXHIBIT 10.53

THIRD AMENDMENT TO LEASE DATED DECEMBER 18, 1995 OF PORTION OF 5060 EUCALYPTUS AVENUE, CHINO, CA BETWEEN PROVENA FOODS INC. AS LESSOR AND R-COLD AND THERMA LOCK, INC. AS LESSEE

The above referenced lease is hereby amended to extend the term by one year on the following tenus and conditions:

1.   Rental Rate:                  March 1, 2002 to February 28, 2003
                                   $10,865.00/ Month (*$0.41/sq.ft.)

2.   Extension Start Date:         March 1, 2002

3.   Extension End Date            February 28, 2003

4.   Security Deposit              Increased by $530 from $10,335.00 to
                                   $10,865.00

All other terms of the referenced lease shall remain in full force and effect.

LESSOR:                                           LESSEE:
PROVENA FOODS INC.                                R-COLD, INC.

By /s/ Santo Zito                                 By /s/ Mike Mulcahy
   --------------------------                        ----------------------
                         Date                                  Date 2-21-02
            2-21-02

                                                   THERMA LOCK, INC.

                                                   By /s/ Mike Mulcahy
                                                      ---------------------
                                                               Date 2-21-02

* means approximation

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